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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 15 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  August 19, 1999
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                       COMMODORE SEPARATION TECHNOLOGIES, INC
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             (Exact name of registrant as specified in its charter)


           DELAWARE                      0-22291                 11-3299195
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(State or other jurisdiction          (Commission             (I.R.S. Employer
      of incorporation)                File Number)          Identification No.)


    150 EAST 58TH STREET, SUITE 3400
           NEW YORK, NEW YORK                                      10155
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:  (212) 308-5800
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Item 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)(1)(i) The Registrant has dismissed its former auditors, PricewaterhouseCoopers LLP ("PwC"), on August 17, 1999.

      (ii) For the year ended December 31, 1998, the six months ended December 31, 1997 and the year ended June 30, 1997, PwC reports on the Registrant's financial statements (a development stage company) neither contained any adverse opinions or disclaimers of opinions nor were qualified or modified as to uncertainty, audit scope or accounting principle, except that PwC's auditors report on the Registrant's consolidated financial statements for the year ended December 31, 1998 contained an additional paragraph relating to the Registrant continuing as a going concern due to the Registrant's recurring losses from operations and net cash outflows from operations.

      (iii) The decision to terminate its relationship with PwC was approved by the Board of Directors of the Registrant.

      (iv) In connection with the audits for the year ended December 31, 1998, the six months ended December 31, 1997, the year ended June 30, 1997 and through August 17, 1999, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

     (a)(2) Pursuant to action approved by the Registrant's Board of Directors, the Registrant retained Tanner + Co. ("Tanner") as its auditors as of August 19, 1999.

     (a)(3) The Registrant provided PwC with the above disclosures prior to filing this Current Report on Form 8-K with the Commission, and is filing herewith PwC's response to those disclosures pursuant to Item 304(a)(3) of Regulation S-K.



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Item  7. FINANCIAL STATEMENTS AND EXHIBITS

         (a)   EXHIBITS

               EXHIBIT NO.     DESCRIPTION
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                   16          Letter regarding Change in Certifying Accountant.


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                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     COMMODORE SEPARATION TECHNOLOGIES, INC.

                                         By: /s/ PAUL E. HANNESSON
                                             ---------------------
                                              Paul E. Hannesson
                                              Chairman

Date:  August 23, 1999


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                                  EXHIBIT INDEX
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EXHIBIT NO.                        DESCRIPTION
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16                Letter regarding Change in Certifying Accountant



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